Domo Announces Fourth Quarter and Fiscal 2020 Financial Results

Silicon Slopes, Utah - March 10, 2020 - Domo, Inc. (Nasdaq: DOMO) today announced results for the fiscal 2020 fourth quarter and year ended January 31, 2020.

Fiscal Fourth Quarter Results
•Total revenue was $46.2 million, an increase of 17% year over year
•Subscription revenue was $39.7 million, an increase of 24% year over year
•Subscription revenue represented 86% of total revenue
•Billings were $65.0 million or 13% year-over-year growth
•Net cash and adjusted net cash used in operating activities was $15.3 million, an improvement of 45% year over year
•Subscription gross margin was 76%, an improvement of 2 percentage points from Q4 FY19
•GAAP operating margin improved by 12 percentage points year over year
•Non-GAAP operating margin improved by 12 percentage points year over year
•GAAP net loss was $29.9 million, and GAAP net loss per share was $1.06, based on 28.0 million weighted-average shares outstanding
•Non-GAAP net loss was $23.7 million, and non-GAAP net loss per share was $0.85, based on 28.0 million weighted-average shares outstanding
•Cash, cash equivalents and short-term investments were $98.8 million as of January 31, 2020

Full Year Fiscal 2020 Results
•Total revenue was $173.4 million, an increase of 22% year over year
•Subscription revenue was $146.8 million, an increase of 25% year over year
•Subscription revenue represented 85% of total revenue
•Billings were $189.2 million or 14% year-over-year growth
•Net cash used in operating activities was $80.2 million, an improvement of 39% year over year
•Adjusted net cash used in operating activities was $72.4 million, an improvement of 45% year over year
•Subscription gross margin was 76%, an improvement of 4 percentage points from FY19
•GAAP operating margin improved by 35 percentage points year over year
•Non-GAAP operating margin improved by 35 percentage points year over year
•GAAP operating expenses decreased by 2% year over year

•Non-GAAP operating expenses decreased by 4% year over year
•GAAP net loss was $125.7 million, and GAAP net loss per share was $4.57, based on 27.5 million weighted-average shares outstanding
•Non-GAAP net loss was $103.0 million, and non-GAAP net loss per share was $3.74, based on 27.5 million weighted-average shares outstanding

Recent Highlights
We believe the following points and accolades from the last quarter are additional indicators of what’s to come in our business through our commitment to product innovation, go-to-market initiatives and customer success:

•Domo launched the next generation of the Domo Appstore with enhancements such as a more robust SDK, improved navigation and new enterprise apps that make it even easier to find and build solutions that drive business forward with data. All apps in the Domo Appstore leverage the power of the Domo Business Cloud, making it quick and easy to connect to virtually any data source and make that data more valuable for teams and organizations anywhere.

•As part of the Domo Appstore launch, Domo announced a new collaboration with Amazon Web Services (AWS) designed to help customers modernize any business process and get BI leverage at cloud scale in record time. Mutual customers will be able to access and integrate any data they’ve subscribed to from AWS Data Exchange directly in Domo and easily get that data into the hands of anyone across the business.

•Domo was honored as the "Best in Mobile Cloud Solution" in the 2019-2020 Cloud Awards.

•Domo received a DEVIES Award for Best Innovation in IoT for the Domo IoT Cloud.

•Domo was ranked #1 in the Dresner Advisory Services' Big Data Analytics Market Study, as well as a four-category winner in Dresner's 2019 Technology Innovation Awards.

•Domo received a gold medal in SoftwareReviews’ 2020 Business Intelligence Data Quadrant Awards, and earned the top spot for ease of data integration and for vendor support.

Business Outlook
Based on information available as of March 10, 2020, Domo is providing the following guidance for Q1 and full year fiscal 2021:
Q1 Fiscal 2021
•Revenue is expected to be in the range of $46.0 million to $47.0 million
•Non-GAAP net loss per share is expected to be between $1.04 and $1.08 based on 28.4 million weighted-average shares outstanding
Full Year Fiscal 2021
•Revenue is expected to be in the range of $192.0 million to $198.0 million
•Non-GAAP net loss per share is expected to be between $3.22 and $3.32 based on 29.2 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2020 fourth quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 6:30 a.m. MT/ 8:30 a.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. A live dial-in is available domestically at (877) 491-5762 and internationally at (763) 416-6939, with conference ID#1578527. A replay will be available via webcast or at (855) 859-2056 or (404) 537-3406 until midnight (ET) March 24, 2020.

About Domo
Domo is the Business Cloud, empowering organizations of all sizes with BI leverage at cloud scale, in record time. With Domo, BI-critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale.  For more information about how Domo (Nasdaq: DOMO) helps its customers go fast, go big and go bold, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share and adjusted net cash used in operating activities. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for Q1 fiscal quarter and full fiscal year 2021, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 15, 2019 and the Annual Report on Form 10-K for the fiscal year ended January 31, 2020 expected to be filed with the SEC on or about March 31, 2020, as well as risks to our business related to the COVID-19 outbreak.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2019	2020	2019	2020
Revenue:
Subscription	$31,930	$39,732	$117,157	$146,837
Professional services and other	7,478	6,439	25,307	26,558
Total revenue	39,408	46,171	142,464	173,395
Cost of revenue:
Subscription (1)	8,267	9,470	32,781	35,366
Professional services and other (1)	4,276	4,982	16,773	20,564
Total cost of revenue	12,543	14,452	49,554	55,930
Gross profit	26,865	31,719	92,910	117,465

Operating expenses:
Sales and marketing (1)	29,389	32,333	131,081	127,567
Research and development (1)	16,954	17,501	75,740	69,224
General and administrative (1), (2), (3)	8,270	9,059	30,176	35,941
Total operating expenses	54,613	58,893	236,997	232,732
Loss from operations	(27,748)	(27,174)	(144,087)	(115,267)

Other expense, net (1)	(1,786)	(2,460)	(8,974)	(9,635)
Loss before provision for income taxes	(29,534)	(29,634)	(153,061)	(124,902)
Provision for income taxes	339	225	1,248	754
Net loss	$(29,873)	$(29,859)	$(154,309)	$(125,656)

Net loss per share (basic and diluted)	$(1.13)	$(1.06)	$(9.43)	$(4.57)
Weighted-average number of shares (basic and diluted)	26,461	28,042	16,358	27,520

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$75	$166	$219	$507
Professional services and other	42	128	154	404
Sales and marketing	1,897	2,586	7,387	10,770
Research and development	1,413	1,487	6,519	6,339
General and administrative	1,436	1,684	7,492	5,637
Other expense, net	25	48	30	190
Total stock-based compensation expenses	$4,888	$6,099	$21,801	$23,847

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$80	$80

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$—	$—	$(3,513)	$(1,293)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2019	2020
Assets
Current assets:
Cash and cash equivalents	$176,973	$80,843
Short-term investments	—	17,967
Accounts receivable, net	48,421	47,967
Contract acquisition costs	10,425	12,676
Prepaid expenses and other current assets	10,935	12,809
Total current assets	246,754	172,262

Property and equipment, net	12,595	12,816
Contract acquisition costs, noncurrent	18,030	17,083
Intangible assets, net	4,415	3,865
Goodwill	9,478	9,478
Other assets	1,360	1,234
Total assets	$292,632	$216,738

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$2,609	$2,298
Accrued expenses and other current liabilities	48,139	46,473
Current portion of deferred revenue	88,959	105,290
Total current liabilities	139,707	154,061

Deferred revenue, noncurrent	4,943	4,454
Other liabilities, noncurrent	6,210	6,329
Long-term debt	97,245	101,074
Total liabilities	248,105	265,918

Commitments and contingencies

Stockholders' equity (deficit):
Common stock	26	28
Additional paid-in capital	956,145	988,141
Accumulated other comprehensive income	438	389
Accumulated deficit	(912,082)	(1,037,738)
Total stockholders' equity (deficit)	44,527	(49,180)
Total liabilities and stockholders' equity (deficit)	$292,632	$216,738

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2019	2020	2019	2020
Cash flows from operating activities
Net loss	$(29,873)	$(29,859)	$(154,309)	$(125,656)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,035	1,610	8,787	6,917
Amortization of contract acquisition costs	2,418	3,274	8,168	11,777
Stock-based compensation	4,888	6,099	21,801	23,847
Other, net	652	1,143	(1,276)	1,959
Changes in operating assets and liabilities:
Accounts receivable, net	(18,616)	(13,916)	(12,937)	454
Contract acquisition costs	(6,434)	(4,161)	(15,677)	(13,178)
Prepaid expenses and other assets	(3,077)	(1,377)	(4,824)	(1,739)
Accounts payable	(2,175)	(596)	(8,651)	(292)
Accrued and other liabilities	4,647	3,726	4,605	(150)
Deferred revenue	17,833	18,779	22,946	15,842
Net cash used in operating activities	(27,702)	(15,278)	(131,367)	(80,219)

Cash flows from investing activities
Purchases of property and equipment	(1,700)	(1,606)	(6,373)	(6,466)
Purchases of securities available for sale	—	(8,753)	—	(102,084)
Proceeds from maturities of securities available for sale	—	13,300	—	84,800
Purchases of intangible assets	(1,603)	(65)	(1,603)	(65)
Net cash (used in) provided by investing activities	(3,303)	2,876	(7,976)	(23,815)

Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	206,627	—
Payments of costs related to initial public offering	10	—	(4,053)	—
Proceeds from issuance of convertible preferred stock, net of issuance costs	—	—	(87)	—
Proceeds from shares issued in connection with employee stock purchase plan	—	—	—	7,812
Shares repurchased for tax withholdings on vesting of restricted stock	—	(318)	—	(1,428)
Debt proceeds, net of issuance costs	(9)	—	49,642	—
Proceeds from exercise of stock options	1,974	99	2,250	1,600
Principal payments on capital lease obligations	—	—	(44)	—
Net cash provided by (used in) financing activities	1,975	(219)	254,335	7,984
Effect of exchange rate changes on cash and cash equivalents	4	(47)	9	(80)
Net (decrease) increase in cash and cash equivalents	(29,026)	(12,668)	115,001	(96,130)
Cash and cash equivalents at beginning of period	205,999	93,511	61,972	176,973
Cash and cash equivalents at end of period	$176,973	$80,843	$176,973	$80,843

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2019	2020	2019	2020
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$31,930	$39,732	$117,157	$146,837
Cost of revenue:
Subscription	8,267	9,470	32,781	35,366
Subscription gross profit on a GAAP basis	23,663	30,262	84,376	111,471
Subscription gross margin on a GAAP basis	74%	76%	72%	76%

Stock-based compensation	75	166	219	507
Subscription gross profit on a non-GAAP basis	$23,738	$30,428	$84,595	$111,978
Subscription gross margin on a non-GAAP basis	74%	77%	72%	76%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$54,613	$58,893	$236,997	$232,732
Stock-based compensation	(4,746)	(5,757)	(21,398)	(22,746)
Amortization of certain intangible assets	(20)	(20)	(80)	(80)
Reversal of contingent tax-related accrual	—	—	3,513	1,293
Total operating expenses on a non-GAAP basis	$49,847	$53,116	$219,032	$211,199

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(27,748)	$(27,174)	$(144,087)	$(115,267)
Stock-based compensation	4,863	6,051	21,771	23,657
Amortization of certain intangible assets	20	20	80	80
Reversal of contingent tax-related accrual	—	—	(3,513)	(1,293)
Operating loss on a non-GAAP basis	$(22,865)	$(21,103)	$(125,749)	$(92,823)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(70)%	(59)%	(101)%	(66)%
Stock-based compensation	12	13	15	13
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(2)	(1)
Operating margin on a non-GAAP basis	(58)%	(46)%	(88)%	(54)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(29,873)	$(29,859)	$(154,309)	$(125,656)
Stock-based compensation	4,888	6,099	21,801	23,847
Amortization of certain intangible assets	20	20	80	80
Reversal of contingent tax-related accrual	—	—	(3,513)	(1,293)
Net loss on a non-GAAP basis	$(24,965)	$(23,740)	$(135,941)	$(103,022)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(1.13)	$(1.06)	$(9.43)	$(4.57)
Stock-based compensation	0.19	0.21	1.33	0.88
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(0.21)	(0.05)
Net loss per share on a non-GAAP basis	$(0.94)	$(0.85)	$(8.31)	$(3.74)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2019	2020	2019	2020
Billings:
Total revenue	$39,408	$46,171	$142,464	$173,395
Add:
Deferred revenue (end of period)	88,959	105,290	88,959	105,290
Deferred revenue, noncurrent (end of period)	4,943	4,454	4,943	4,454
Less:
Deferred revenue (beginning of period)	(72,862)	(88,214)	(66,712)	(88,959)
Deferred revenue, noncurrent (beginning of period)	(3,207)	(2,751)	(4,244)	(4,943)
Increase in deferred revenue (current and noncurrent)	17,833	18,779	22,946	15,842
Billings	$57,241	$64,950	$165,410	$189,237

Reconciliation of Net Cash Used in Operating Activities to Adjusted Net Cash Used in Operating Activities:
Net cash used in operating activities	$(27,702)	$(15,278)	$(131,367)	$(80,219)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	—	7,812
Adjusted net cash used in operating activities	$(27,702)	$(15,278)	$(131,367)	$(72,407)